UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2023

EXP WORLD HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38493	98-0681092
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2219 Rimland Drive, Suite 301, Bellingham, WA	98226
(Address of principal executive offices)	(Zip Code)
(360) 685-4206
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value per share	EXPI	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.Submission of Matters to a Vote of Security Holders.

On May 19, 2023, eXp World Holdings, Inc. (the “Company”, “us”, “we”, or “our”) held its 2023 annual meeting of stockholders (the “Annual Meeting”). The record date for stockholders entitled to notice of, and to vote at, the Annual Meeting was March 22, 2023. At the close of business on that date, the Company had 149,103,295 shares eligible to vote, based on 172,587,799 shares of common stock outstanding as of the record date, of which 23,484,504 shares were held as treasury stock. At the Annual Meeting, the Company’s stockholders voted on three proposals, which are described in more detail in the Company’s proxy statement filed with the U.S. Securities and Exchange Commission on April 6, 2023. The preliminary voting results for the three proposals are set forth below and are subject to change. If the results change, the Company will file an amendment to this current report on Form 8-K to disclose the final results within four business days after they are known.

1.	Election of Directors

Our stockholders elected each of Glenn Sanford, Darren Jacklin, Jason Gesing, Randall Miles, Dan Cahir, Monica Weakley, and Peggie Pelosi to serve until our 2024 annual meeting of stockholders and until his or her successor has been duly elected and qualified, or until his or her earlier death, resignation, or removal. Set forth below are the preliminary results of the stockholder vote on this proposal:

Name of Nominee	Number of Votes Cast For	Number of Votes Cast Against	Number of Abstentions	Broker Non-Votes
Glenn Sanford	77,572,578	13,615,587	28,163	28,848,179
Darren Jacklin	90,899,701	259,242	57,385	28,848,179
Jason Gesing	75,491,468	15,698,181	26,679	28,848,179
Randall Miles	86,883,923	4,269,654	62,751	28,848,179
Dan Cahir	90,808,427	338,786	69,115	28,848,179
Monica Weakley	89,984,307	1,188,826	43,195	28,848,179
Peggie Pelosi	90,911,466	244,926	59,936	28,848,179

2.	Ratification of Appointment of Independent Registered Public Accounting Firm

Our stockholders ratified the appointment of Deloitte & Touche, LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2023. Set forth below are the results of our stockholder vote on this proposal:

Number of votes cast for the proposal	119,947,263
Number of votes cast against the proposal	75,131
Number of abstentions	42,113

3.	Approval, on an Advisory Basis, of 2022 Named Executive Officer Compensation

Our stockholders approved, on a nonbinding basis, 2022 compensation to our named executive officers. Set forth below are the results of the stockholder vote on this proposal:

Number of votes cast for the proposal	88,956,450
Number of votes cast against the proposal	2,145,294
Number of abstentions	114,584
Broker non-votes	28,848,179

Item 8.01Other Events

On May 17, 2023, the Company’s Board of Directors increased the authorization limits of the Company’s stock repurchase program from $500.0 million to $1.0 billion.

Item 9.01. Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

eXp World Holdings, Inc.
(Registrant)

Date: May 22, 2023	/s/ James Bramble
James Bramble
General Counsel